UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2005, the Board of Directors of Omega Financial Corporation approved an amendment to the employment agreement with David Lee, the Chairman and Chief Executive Officer of Omega Financial Corporation, to extend the term of his employment for one year ending on December 31, 2007, at an annual salary of $50,000 per year. The other terms of the employment agreement were not affected. As noted in Item 5.02, Mr. Lee is retiring as Chief Executive Officer of Omega Financial Corporation effective December 31, 2005 but will continue as Chairman of the Board.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) On December 21, 2005, David Lee, Chairman and Chief Executive Officer of Omega Financial Corporation, announced that he would retire as Chief Executive Officer effective December 31, 2005. Mr. Lee will remain as Chairman of the Board. On December 19, 2005 the Board of Directors of Omega appointed Donita Koval, currently the Corporation's President and Chief Operating Officer, to succeed Mr. Lee as President and Chief Executive Officer, effective January 1, 2006. Information concerning Ms. Koval, including a description of the material terms of her severance agreement, has been previously reported in Omega’s Annual Report on Form 10-K for the year ended December 31, 2004 and Omega’s Proxy Statement relating to the 2005 Annual Meeting of Shareholders. A copy of the Press Release announcing Mr. Lee's retirement and the appointment of Ms. Koval is being furnished as Exhibit 99.1 to this report and is incorporated into this report by reference

(b) On December 19, 2005 the Corporation's Board of Directors appointed Mr. Carl Baxter and Mr. Stephen Krentzman to the Board of Directors. These assignments are effective January 1, 2006. Mr. Baxter will serve on the Nominating and Compensation Committees and Mr. Krentzman will serve on the Audit Committee. Mr. Baxter is owner of Baxter Machine Products and has served on the Board of the Corporation's principal subisidary, Omega Bank, since 2002. Mr. Krentzman is owner of Krentzman Supply and Krentzman Metals and has served on the Board of Omega Bank since 1994.

The appointments of Mr. Baxter and Mr. Krentzman were made to fill two of the openings created by the scheduled retirements of Raymond Agostinelli, James Powers and Robert Oliver, all of whom will retire from the Corporation's Board of Directors effective December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(b)Exhibit 99.1 Press Release of December 21, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

December 22, 2005	By:	Daniel L. Warfel

Name: Daniel L. Warfel
Title: EVP and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 21, 2005